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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 15, 2004

                (Date of Report/Date of earliest event reported)

                          INTERNATIONAL PAPER COMPANY

             (Exact name of registrant as specified in its charter)


          New York                       1-3157                 13-0872805
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)            Identification No.)

                              400 Atlantic Street
                          Stamford, Connecticut 06921
             (Address and zip code of principal executive offices)

                                  203-541-8000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-103760), as amended, of International Paper Company filed with the Securities & Exchange Commission on March 12, 2003 and amended on March 26, 2003.

     (c)     Exhibits

     Exhibit 1.1 Underwriting Agreement, dated March 15, 2004, by and between International Paper Company and Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters.

     Exhibit 4.1 4.00% Notes due 2010 and 5.25% Notes due 2016 Supplemental Indenture, dated as of March 18, 2004, between International Paper Company and The Bank of New York, as Trustee.

     Exhibit 5.1    Opinion of Debevoise & Plimpton LLP.

     Exhibit 23.1   Consent of Debevoise & Plimpton LLP (included in Exhibit
                    5.1).



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 19, 2004                  INTERNATIONAL PAPER COMPANY
                                        (Registrant)

                                        By:  /s/ Andrea L. Dulberg
                                             -------------------------
                                             Name:  Andrea L. Dulberg
                                             Title: Assistant Secretary



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                 DESCRIPTION

Exhibit 1.1 Underwriting Agreement, dated March 15, 2004, by and between International Paper Company and Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters.

Exhibit 4.1 4.00% Notes due 2010 and 5.25% Notes due 2016 Supplemental Indenture, dated as of March 18, 2004, between International Paper Company and The Bank of New York, as Trustee.

Exhibit 5.1     Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1    Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1).



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